                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 4, 2000

                        True North Communications Inc.
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            (exact name of registrant as specified in its charter)

          Delaware                       1-5029                  36-1088162
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


101 East Erie Street, Chicago, Illinois                           60611-2897
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:               (312) 425-6500
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                                (Not Applicable)
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                  Former name or former address, if changed since last report

Item 5.   Other Events

     On May 4, 2000, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

99.1      Press Release dated May 4, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRUE NORTH COMMUNICATIONS INC.


                                       By /s/ Kevin J. Smith
                                         --------------------------------
                                              Kevin J. Smith
                                              Chief Financial Officer

Dated:  May 4, 2000

                                 EXHIBIT INDEX
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Exhibit No.         Description
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99.1                Press Release dated May 4, 2000